UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 6, 2007
REINSURANCE GROUP OF AMERICA, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)
1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017
(Address of principal executive offices)
Registrant’s telephone number, including area code: (636) 736-7000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On March 6, 2007, in connection with its existing effective shelf registration statement, Reinsurance Group of America, Incorporated (the “Company”) filed a Statement of Eligibility on Form T-1 for The Bank of New York Trust Company, N.A., as successor trustee to The Bank of New York, with respect to Senior Debt Securities under the Company’s Senior Indenture dated December 19, 2001 (the “Senior Indenture”). The Bank of New York had previously served as the trustee under the Indenture, which was qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), by means of the filing of a Statement of Eligibility as Exhibit 25.1 to the Company’s effective shelf registration statement on Form S-3 (Nos. 333-131761, 333-131761-01 and 333-131761-02, the “Registration Statement”), which Registration Statement was automatically effective upon filing. The attached Form T-1 for The Bank of New York Trust Company, N.A. replaces the previously filed Form T-1 and is hereby included in the Registration Statement. The Form T-1 is also filed with the Securities and Exchange Commission pursuant to Section 305 of the Trust Indenture Act.
This report does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
See exhibit index.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED
Date: March 6, 2007	By:	/s/ Jack B. Lay
Jack B. Lay
Senior Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

25.1	Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York Trust Company, N.A., as successor Trustee under the Senior Indenture.

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